SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         ------------------------------



       Date of Report (Date of earliest event reported): January 29, 1999


                        CHINA RESOURCES DEVELOPMENT, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Nevada                   33-5628-NY                 87-0263643
           ------                   ----------                 ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification No.)



                    Room 2005, 20/F., Universal Trade Centre
                               3-5A Arbuthnot Road
                               Central, Hong Kong
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: 011-852-2810-7205


                      23/F. Office Tower, Convention Plaza
                                 1 Harbour Road
                               Wanchai, Hong Kong
         (Former name or former address, if changed since last report.)


Page 1 of 8 pages                                        Exhibit Index on Page 6

Item 1.  Changes in Control of Registrant.

         Not applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.


Item 5.  Other Events.

         Proposed Reverse Stock Split

         The Board of Directors of the Registrant, at a special meeting held on January 29, 1999, voted to recommend to the shareholders a proposal to effect a one-for-ten reverse stock split of the Registrant's outstanding common stock, $0.001 per share. The intent of the proposed action is to enable the Registrant to meet the minimum bid price requirement for continued listing on The Nasdaq SmallCap Market; however, the Board of Directors noted that there can be no assurances that the reverse stock split will result in a bid price for the common stock that meets the continued listing requirements. On February 3, 1999, the Registrant announced that it had received notice from The Nasdaq Stock Market ("Nasdaq") that the closing bid price of its common stock, par value $0.001 per share, does not meet the minimum bid price requirement ($1.00) for continued listing on The Nasdaq SmallCap Market. The notice indicated that no delisting action would be initiated so long as the Registrant demonstrates compliance with the minimum bid price requirement for ten consecutive trading days by March 10, 1999. The notice also stated that the Registrant could also request a hearing by the close of business on March 10, 1999, which request would stay any delisting action pending the outcome of such hearing.

         The proposal for a reverse stock split will not affect the number of shares of common stock or preferred stock that the Registrant is authorized to issue by its Articles of Incorporation, which are 200,000,000 shares and 10,000,000 shares, respectively. Also, the 3,200,000 outstanding shares of the Registrant's Series B Preferred Stock, par value $0.001 per share, will not be affected by the proposed reverse stock split. The proposal will be submitted to the shareholders of the Registrant at the annual meeting of the shareholders, which is expected to be held in late May, 1999. Due to the timing of the meeting and the deadline for compliance set by Nasdaq, the Board of Directors of the Registrant, on March 9, 1999, requested a hearing in order to present its proposed action to Nasdaq and to request that no delisting action be taken until after the shareholders' meeting.

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
         Shareholder and Board of Directors Changes

         The Registrant has been notified that Winsland Capital Limited, a British Virgin Islands company ("WCL"), has purchased 334,800 shares of the Registrant's common stock from Everbright Growth Fund, a Cayman Islands company ("EGF"), and 3,200,000 shares of the Registrant's Series B Preferred Stock, from Everbright Investment & Management Limited, a Hong Kong company that is an affiliate of EGF and, like EGF, a subsidiary of the China Everbright Group. The private transactions took place outside of the United States and were closed on January 25, 1999. As a result, WCL has become the company's single largest holder of voting capital stock.

         Also, on January 25, 1999, the Chairman of the Registrant's Board of Directors, Zhang Yibing, submitted his resignation from the office of Chairman and as a director. In his letter of resignation, Mr. Zhang stated, "As China Everbright Group ceased to be a shareholder of the Company and as a representative of China Everbright Group in the board membership of the Company, it is reasonable for me to tender this resignation." On January 26, 1999, the Board of Directors accepted Mr. Zhang's resignation, elected director Ching Lung Po to serve as Chairman, and formed a committee to search for a candidate to fill the vacancy created by Mr. Zhang's resignation and to propose such candidate to the Board for appointment. Also, because of Mr. Ching's status as Managing Director and sole owner of WCL and his new position as Chairman of the Registrant, he is no longer qualified to serve as an "independent" director of the Registrant, so the search committee was instructed by the Board to seek the services of a person who could serve in such capacity.

         On February 1, 1999, the Board of Directors of the Registrant met to consider the nomination of Ng Kin Sing to serve as a director to fill the vacancy created by the resignation of Mr. Zhang. Mr. Ng was unanimously elected to serve as a director in Class III until the next annual meeting of the shareholders and until his successor has been duly elected and qualified. Mr. Ng, who is an "independent" director, was also selected to serve as a member of the Board's Audit Committee. Mr. Ng, aged 37, is the managing director of Action Plan Limited, a securities investment company. From November 1995 until March 1998, Mr. Ng was sales and dealing director for NatWest Markets (Asia) Limited; and from May 1985 until October 1996, he was the dealing director of BZW Asia Limited, an international securities brokerage house. Mr. Ng holds a bachelor's degree in Business Administration from the Chinese University of Hong Kong.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed with this report:

           Exhibit No.     Exhibit Description
           -----------     -------------------

              99.1         Press Release issued by Registrant dated February 3,

                           1999  (Filed herewith.)

Item 8.  Change in Fiscal Year.

         Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CHINA RESOURCES DEVELOPMENT, INC.


March 10, 1999                          By: /s/ ChingLung Po
                                            ------------------------------------

                                        Name: Ching Lung Po
                                            ------------------------------------

                                        Title: Chairman
                                            ------------------------------------





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                                EXHIBITS INDEX


Exhibit No.  Exhibit Description                                              Page No.
-----------  -------------------                                              -------
    99.1     Press Release issued by Registrant, dated February 3, 1999         7
             (Filed herewith.)








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